Exhibit 99.2

Philip Morris International Inc.

Glossary of Key Terms, Definitions
and Explanatory Notes; and

Select Financial Information and Reconciliations of
Non-GAAP Financial Measures

2023 Full Year and Fourth-Quarter Results
February 8, 2024

Glossary of Key Terms, Definitions
and Explanatory Notes

General
•"PMI" refers to Philip Morris International Inc. and its subsidiaries. Trademarks and service marks that are the registered property of, or licensed by, the subsidiaries of PMI, are italicized.
•Comparisons are made to the same prior-year period unless otherwise stated.
•References to total industry (or total market), PMI shipment volume and PMI market share performance reflect cigarettes and heated tobacco units, unless otherwise stated.
•As of the first quarter of 2022, total industry volume, PMI in-market sales volume and PMI market share for the following geographies include the cigarillo category in Japan: the total international market, EA, AU & PMI DF Region, and Japanese domestic market.
•References to total international market, defined as worldwide cigarette and heated tobacco unit volume excluding the U.S., total industry (or total market) and market shares are PMI estimates for tax-paid products based on the latest available data from a number of internal and external sources and may, in defined instances, exclude the People's Republic of China and/or PMI's duty free business.
•"Combustible tobacco products" is the term PMI uses to refer to cigarettes and other tobacco products that are combusted.
•In-market sales, or "IMS," is defined as sales to the retail channel, depending on the market and distribution model.
•"Total shipment volume" is defined as the combined total of cigarette shipment volume and heated tobacco unit shipment volume.
•"SSEA, CIS & MEA" stands for South & Southeast Asia, Commonwealth of Independent States, and Middle East & Africa.
•"EA, AU & PMI DF" stands for East Asia, Australia and PMI Duty Free.
•"Americas" refers to the former Latin America & Canada segment, which was renamed as the Americas segment as of the third quarter of 2021. References to "Americas" may, in defined instances, exclude the U.S.
•In the third quarter of 2021, PMI acquired Fertin Pharma A/S, Vectura Group plc. and OtiTopic, Inc. On March 31, 2022, PMI launched a new Wellness and Healthcare business consolidating these entities, Vectura Fertin Pharma. The operating results of this new business are reported in the Wellness and Healthcare segment. The business operations of PMI's Wellness and Healthcare segment are managed and evaluated separately from the geographical segments.
•As of December 31, 2022, Philip Morris Holland Holdings B.V. (“PMHH”), a wholly owned subsidiary of PMI, had acquired 94.81% of the outstanding shares of Swedish Match. On February 17, 2023, PMHH obtained "advanced title" under the Swedish Companies Act to the remaining issued and outstanding shares in Swedish Match, following the exercise of its right to compulsory redemption of all remaining shares. The operating results of Swedish Match are disclosed as a separate segment. The business operations of the Swedish Match segment are evaluated separately from the geographical segments. Following the combination and the progress in 2023 toward integration of the Swedish Match business into the existing PMI regional segment structure, PMI will update its segment reporting by including Swedish Match results in the four existing geographical regions. As of the first quarter of 2024, PMI will report on this basis.
•Following the deconsolidation of PMI's Canadian subsidiary, Rothmans, Benson & Hedges, Inc. (RBH) on March 22, 2019, PMI continues to report the volume and corresponding royalty revenues of brands sold by RBH for which other PMI subsidiaries are the trademark owner. These include HEETS, Next, Philip Morris and Rooftop. The volume and corresponding royalty revenues for these brands sold by RBH were not material to PMI for all periods presented.
•From time to time, PMI’s shipment volumes are subject to the impact of distributor inventory movements (or wholesaler inventory movements in certain markets where PMI does not sell to distributors), and estimated total industry/market volumes are subject to the impact of inventory movements in various trade channels that include estimated trade inventory movements of PMI’s competitors arising from market-specific factors that significantly distort reported volume disclosures. Such factors may include changes to the manufacturing supply chain, shipment methods, consumer demand, timing of excise tax increases or other influences that may affect the timing of sales to customers. In such instances, in addition to reviewing PMI shipment volumes and certain estimated total industry/market volumes on a reported basis, management reviews these measures on an adjusted basis that excludes the impact of distributor and/or estimated trade inventory movements. Management also believes that disclosing PMI shipment volumes and estimated total industry/market volumes in such circumstances on a basis that excludes the impact of distributor and/or estimated trade inventory movements, such as on an IMS basis, improves the comparability of performance and trends for these measures over different reporting periods.
•Volume comparisons versus Swedish Match's 2022 fourth-quarter and full-year results reflect data sourced from its disclosures, available at www.swedishmatch.com/investors.
Financial
•Adjusted net revenues exclude the impact related to the termination of a distribution arrangement in the Middle East.
•"Cost of sales" consists principally of: tobacco leaf, non-tobacco raw materials, labor and manufacturing costs; shipping and handling costs; and the cost of devices produced by third-party electronics manufacturing service providers. Estimated costs associated with device warranty programs are generally provided for in cost of sales in the period the related revenues are recognized.
•"Marketing, administration and research costs" include the costs of marketing and selling our products, other costs generally not related to the manufacture of our products (including general corporate expenses), and costs incurred to develop new products. The most significant components of our marketing, administration and research costs are marketing and sales expenses and general and administrative expenses.
•"Cost/Other" in the Consolidated Financial Summary table of total PMI and the six segments of this release reflects the currency-neutral variances of: cost of sales (excluding the volume/mix cost component); marketing, administration and research costs (including asset impairment and exit costs); and amortization and impairment of intangibles. “Cost/Other” also includes the currency-neutral net revenue variance, unrelated to volume/mix and price components, attributable to: fees for certain distribution rights billed to customers in certain markets in the SSEA, CIS & MEA Region and the revenue adjustment for the termination of a distribution arrangement in the Middle East.
•"Adjusted Operating Income Margin" is calculated as adjusted operating income, divided by adjusted net revenues.
•"Adjusted EBITDA" is defined as earnings before interest, taxes, depreciation, amortization and equity (income)/loss in unconsolidated subsidiaries, excluding asset impairment and exit costs, impairment of intangibles, and unusual items.
•"Net debt" is defined as total debt, less cash and cash equivalents.
•Growth rates presented on an organic basis reflect adjusted results, excluding currency, acquisitions and disposals.
•Management reviews net revenues, gross profit, operating income, operating income margin, operating cash flow and earnings per share, or "EPS," on an adjusted basis, which may exclude the impact of currency and other items such as acquisitions, asset impairment and exit costs, tax items and other special items. Additionally, starting in 2022 and on a comparative basis, for these measures other than net revenues and operating cash flow, PMI includes adjustments to add back amortization expense on acquisition related intangible assets that are recorded as part of purchase accounting and contribute to PMI’s revenue generation, as well as impairment of intangible assets, if any. While amortization expense on acquisition related intangible assets is excluded in these adjusted measures, the net revenues generated from these acquired intangible assets are included in the company's adjusted measures, unless otherwise stated. Currency-neutral and organic growth rates reflect the way management views underlying performance for these measures. PMI believes that such measures provide useful insight into underlying business trends and results. Management reviews these measures because they exclude changes in currency exchange rates and other factors that may distort underlying business trends, thereby improving the comparability of PMI’s business performance between reporting periods. Furthermore, PMI uses several of these measures in its management compensation program to promote internal fairness and a disciplined assessment of performance against company targets. PMI discloses these measures to enable investors to view the business through the eyes of management.
•Non-GAAP measures used by PMI should neither be considered in isolation nor as a substitute for the financial measures prepared in accordance with U.S. GAAP. For a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP measures, see the "Select Financial Information and Reconciliations of Non-GAAP Financial Measures" section of this document.
•U.S. GAAP Treatment of a country as a Highly Inflationary Economy. Following the categorization of a country by the International Practices Task Force of the Center for Audit Quality as having a three-year cumulative inflation rate greater than 100%, the country is considered highly inflationary in accordance with U.S. GAAP. For such countries, PMI accounts for the operations of its local affiliates as highly inflationary, and to treat the U.S. dollar as the functional currency of the affiliates. Such treatment was effective July 1, 2018, for Argentina, and April 1, 2022, for Turkey.
•"Fair value adjustment for equity security investments" reflects the adjustment resulting from share price movements in passive investments for publicly traded entities that are not controlled or influenced by PMI. Under U.S. GAAP, such adjustments are required, since January 1, 2018, to be reflected directly in the income statement. 2022 adjustments reflect share price movements in PMI's investments in India and Sri Lanka.
•"Swedish Match AB acquisition accounting related item" refers to expenses associated with fair-value adjustments on Swedish Match inventories. In the fourth quarter of 2022, PMI recorded a total fair value step-up adjustment for inventories of $146 million related to the acquisition, of which $125 million was recognized in cost of sales in the fourth quarter of 2022, with the remaining amount recognized in the first quarter of 2023.
•"Income tax impact associated with Swedish Match AB financing" reflects a deferred tax benefit (cost) for unrealized foreign currency losses (gains) on intercompany loans related to the Swedish Match acquisition financing reflected in PMI's consolidated statements of earnings. The underlying pre-tax foreign currency movements fully offset in the consolidated statements of earnings and were reflected as currency translation adjustments in PMI's consolidated statements of stockholders' (deficit) equity.
•Termination of agreement with Foundation for a Smoke-Free World: On September 29, 2023, PMI and the Foundation for a Smoke-Free World (the "Foundation") entered into the Final Grant Agreement and Termination of the Second Amended and Restated Pledge Agreement ("Agreement"). Under the terms of the Agreement, PMI paid $140 million in the third quarter of 2023 in return for the termination of the pledge agreement between the parties. As a result, PMI recorded a pre-tax charge of $140 million in the quarter, commensurate with the early termination of this pledge agreement.
•Russia tax item: In the third quarter of 2023, PMI recorded a tax charge associated with an increase in deferred tax liabilities related to the unremitted earnings of PMI’s Russian subsidiaries ($173 million) due to the unilateral suspension of certain Russian double tax treaties by the Russian government on August 8, 2023, with respect to certain payments including dividends.
Smoke-Free Products
•Smoke-free products ("SFPs") is the term PMI primarily uses to refer to all of its products that are not combustible tobacco products, such as heat-not-burn, e-vapor, and oral nicotine. In addition, SFPs include wellness and healthcare products, as well as consumer accessories such as lighters and matches.
•Reduced-risk products (“RRPs”) is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continuing smoking. PMI has a range of RRPs in various stages of development, scientific assessment and commercialization. PMI's RRPs are smoke-free products that contain and/or generate far lower quantities of harmful and potentially harmful constituents than found in cigarette smoke.
•Wellness and Healthcare products primarily refer to products associated with inhaled therapeutics and oral and intra-oral delivery systems that are included in the operating results of PMI's new Wellness and Healthcare business, Vectura Fertin Pharma.

•"Heated tobacco units" or "HTU" is the term PMI uses to refer to heated tobacco consumables, which include our BLENDS, DELIA, HEETS, HEETS Creations, HEETS Dimensions (defined collectively as "HEETS"), Marlboro HeatSticks, SENTIA, TEREA, TEREA CRAFTED, and TEREA Dimensions, as well as the KT&G-licensed brands, Fiit and Miix (outside of South Korea). HTU's also include zero tobacco heat-not-burn consumables (LEVIA).
•Unless otherwise stated, market share for HTUs is defined as the in-market sales volume for HTUs as a percentage of the total estimated industry sales volume for cigarettes and HTUs. For Japan, total estimated industry sales volume also includes cigarillos.
•Unless otherwise stated, all references to IQOS are to PMI's Platform 1 IQOS devices and heated tobacco consumables.
•IQOS heat-not-burn devices are precisely controlled heating devices into which a specially designed and proprietary tobacco units are inserted and heated to generate an aerosol.
•"PMI heat-not-burn products" include licensed KT&G heat-not-burn products.
•"PMI HTUs" include licensed KT&G HTUs.
•“Total IQOS users” is defined as the estimated number of Legal Age (minimum 18 years) users of PMI heat-not-burn products, for which PMI HTUs represented at least a portion of their daily tobacco consumption over the past seven days.
The estimated number of adults who have "switched to IQOS and stopped smoking" reflects:
•for markets where there are no heat-not-burn products other than PMI heat-not-burn products: daily individual consumption of PMI HTUs represents the totality of their daily tobacco consumption in the past seven days;
•for markets where PMI heat-not-burn products are among other heat-not-burn products: daily individual consumption of HTUs represents the totality of their daily tobacco consumption in the past seven days, of which at least 70% is PMI HTUs.
Note: The above IQOS user metrics reflect PMI estimates, which are based on consumer claims and sample-based statistical assessments with an average margin of error of +/-5% at a 95% Confidence Interval in key volume markets. The accuracy and reliability of IQOS user metrics may vary based on individual market maturity and availability of information.
As of December 2020, PMI heat-not-burn products and HTUs include licensed KT&G heat-not-burn products and HTUs, respectively.
•Swedish Match nicotine pouch products reflect 15 pouches per can in the U.S. and 21 pouches per can outside the U.S.
•Oral smoke-free product volume excludes snuff, snuff leaf and U.S. chew and is measured in cans or, for the purposes of total shipment volumes, in pouches or pouch equivalents.

Select Financial Information and Reconciliations of Non-GAAP Financial Measures

				Schedule 1
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Diluted Earnings Per Share (EPS)
($ in millions, except per share data) / (Unaudited)

Quarters Ended		Diluted EPS	Years Ended
December 31,			December 31,
$ 1.41		2023 Diluted Earnings Per Share (1)		$ 5.02
$ 1.54		2022 Diluted Earnings Per Share (1)		$ 5.81
$ (0.13)		Change		$ (0.79)
(8.4)%		% Change		(13.6)%

		Reconciliation:
$ 1.54		2022 Diluted Earnings Per Share (1)		$ 5.81
0.03		2022 Amortization of intangibles		0.09
—		2022 Impairment of goodwill and other intangibles		0.06
0.01		2022 Charges related to the war in Ukraine		0.08
(0.07)		2022 Costs associated with Swedish Match AB offer		0.06
0.06		2022 Swedish Match AB acquisition accounting related item		0.06
(0.13)		2022 Income tax impact associated with Swedish Match AB financing		(0.13)
—		2022 Tax Items		(0.03)
(0.05)		2022 Fair value adjustment for equity security investments		(0.02)
—		2023 Asset impairment and exit costs		(0.06)
—		2023 Impairment of goodwill and other intangibles		(0.44)
(0.07)		2023 Amortization of intangibles		(0.25)
—		2023 Swedish Match AB acquisition accounting related item		(0.01)
0.14		2023 Income tax impact associated with Swedish Match AB financing		0.11
—		2023 Termination of distribution arrangement in the Middle East		(0.04)
—		2023 South Korea indirect tax charge		(0.11)
—		2023 Termination of agreement with Foundation for a Smoke-Free World		(0.07)
(0.02)		2023 Charges related to the war in Ukraine		(0.03)
—		2023 Fair value adjustment for equity security investments		0.02
—		2023 Tax Items		(0.11)
(0.20)		Currency		(0.63)
(0.04)		Interest		(0.21)
0.02		Change in tax rate		0.03
0.19		Operations (2)		0.84
$ 1.41		2023 Diluted Earnings Per Share (1)		$ 5.02

(1) Basic and diluted EPS were calculated using the following (in millions):

Q4 2023	Q4 2022		FY 2023	FY 2022
$ 2,196	$ 2,397	Net Earnings attributable to PMI	$ 7,813	$ 9,048
5	6	Less: Distributed and undistributed earnings attributable to share-based payment awards	22	24
$ 2,191	$ 2,391	Net Earnings for basic and diluted EPS	$ 7,791	$ 9,024

1,552	1,550	Weighted-average shares for basic EPS	1,552	1,550
2	2	Plus Contingently Issuable Performance Stock Units (3)	1	2
1,554	1,552	Weighted-average shares for diluted EPS	1,553	1,552

(2) Includes the impact of shares outstanding and share-based payments
(3) Including rounding adjustment

						Schedule 2
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency, and Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS, excluding Currency
(Unaudited)

Quarters Ended December 31,				Years Ended December 31,
2023	2022	% Change		2023	2022	% Change
$ 1.41	$ 1.54	(8.4)%	Reported Diluted EPS	$ 5.02	$ 5.81	(13.6)%
(0.20)			Less: Currency	(0.63)
$ 1.61	$ 1.54	4.5%	Reported Diluted EPS, excluding Currency	$ 5.65	$ 5.81	(2.8)%

Quarters Ended December 31,				Years Ended December 31,
2023	2022	% Change		2023	2022	% Change
$ 1.41	$ 1.54	(8.4)%	Reported Diluted EPS	$ 5.02	$ 5.81	(13.6)%
—	—		Asset impairment and exit costs	0.06	—
—	—		Termination of distribution arrangement in the Middle East	0.04	—
0.07	0.03		Amortization of intangibles	0.25	0.09
—	—		Impairment of goodwill and other intangibles	0.44	0.06
0.02	0.01		Charges related to the war in Ukraine	0.03	0.08
—	(0.07)		Costs associated with Swedish Match AB offer	—	0.06
—	0.06		Swedish Match AB acquisition accounting related item	0.01	0.06
(0.14)	(0.13)		Income tax impact associated with Swedish Match AB financing	(0.11)	(0.13)
—	—		South Korea indirect tax charge	0.11	—
—	—		Termination of agreement with Foundation for a Smoke-Free World	0.07	—
—	(0.05)		Fair value adjustment for equity security investments	(0.02)	(0.02)
—	—		Tax items	0.11	(0.03)
$ 1.36	$ 1.39	(2.2)%	Adjusted Diluted EPS	$ 6.01	$ 5.98	0.5%
(0.20)			Less: Currency	(0.63)
$ 1.56	$ 1.39	12.2%	Adjusted Diluted EPS, excluding Currency	$ 6.64	$ 5.98	11.0%

								Schedule 3

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acqui- sitions	Net Revenues excl. Currency & Acquisitions	Quarters Ended December 31,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2023					Combustible Tobacco	2022	% Change
$ 1,953	$ 137	$ 1,816	$ —	$ 1,816	Europe	$ 1,698	15.0%	7.0%	7.0%
2,333	(206)	2,539	—	2,539	SSEA, CIS & MEA	2,321	0.5%	9.4%	9.4%
585	(11)	596	—	596	EA, AU & PMI DF	617	(5.1)%	(3.3)%	(3.3)%
519	34	485	—	485	Americas	508	2.2%	(4.5)%	(4.5)%
98	—	98	44	54	Swedish Match	70	39.7%	40.1%	(23.4)%
$ 5,489	$ (45)	$ 5,534	$ 44	$ 5,489	Total Combustible Tobacco	$ 5,214	5.3%	6.1%	5.3%

2023					Smoke-free excl. W&H	2022	% Change
$ 1,661	$ 118	$ 1,543	$ —	$ 1,543	Europe	$ 1,366	21.6%	13.0%	13.0%
374	(121)	495	—	495	SSEA, CIS & MEA	365	2.5%	35.8%	35.8%
845	(35)	880	—	880	EA, AU & PMI DF	861	(1.9)%	2.2%	2.2%
26	1	25	—	25	Americas	28	(8.4)%	(10.7)%	(10.7)%
584	—	584	255	329	Swedish Match	246	+100%	+100%	33.9%
$ 3,489	$ (38)	$ 3,527	$ 255	$ 3,273	Total Smoke-free excl. W&H	$ 2,866	21.7%	23.1%	14.2%

2023					Wellness and Healthcare	2022	% Change
$ 69	$ 5	$ 64	$ —	$ 64	Wellness and Healthcare	$ 72	(4.2)%	(11.1)%	(11.1)%

2023					Smoke-free incl. W&H	2022	% Change
$ 3,558	$ (33)	$ 3,591	$ 255	$ 3,337	Smoke-free incl. W&H	$ 2,938	21.1%	22.2%	13.6%

2023					PMI	2022	% Change
$ 3,614	$ 255	$ 3,359	$ —	$ 3,359	Europe	$ 3,064	18.0%	9.6%	9.6%
2,707	(327)	3,034	—	3,034	SSEA, CIS & MEA	2,686	0.8%	13.0%	13.0%
1,430	(46)	1,476	—	1,476	EA, AU & PMI DF	1,478	(3.2)%	(0.1)%	(0.1)%
545	35	510	—	510	Americas	536	1.7%	(4.9)%	(4.9)%
682	—	682	299	383	Swedish Match	316	+100%	+100%	21.2%
69	5	64	—	64	Wellness and Healthcare	72	(4.2)%	(11.1)%	(11.1)%
$ 9,047	$ (78)	$ 9,125	$299	$ 8,826	Total PMI	$ 8,152	11.0%	11.9%	8.3%

Note: Sum of product categories or Regions might not foot to Total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million

									Schedule 4
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues		Currency	Net Revenues excluding Currency	Acqui- sitions	Net Revenues excl. Currency & Acquisitions	Years Ended December 31,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2023						Combustible Tobacco	2022	% Change
$ 8,037		$ 116	$ 7,921	$ —	$ 7,921	Europe	$ 7,694	4.5%	3.0%	3.0%
9,321	(1)	(814)	10,135	—	10,135	SSEA, CIS & MEA	9,173	1.6%	10.5%	10.5%
2,676		(117)	2,793	—	2,793	EA, AU & PMI DF	2,831	(5.5)%	(1.3)%	(1.3)%
1,869		96	1,773	—	1,773	Americas	1,804	3.6%	(1.7)%	(1.7)%
431		—	431	378	54	Swedish Match	70	+100%	+100%	(23.4)%
$ 22,334		$ (720)	$ 23,053	$378	$ 22,676	Total Combustible Tobacco	$ 21,572	3.5%	6.9%	5.1%

2023						Smoke-free excl. W&H	2022	% Change
$ 5,561		$ 133	$ 5,428	$ —	$ 5,428	Europe	$ 5,175	7.5%	4.9%	4.9%
1,308		(246)	1,554	—	1,554	SSEA, CIS & MEA	1,294	1.0%	20.1%	20.1%
3,525		(283)	3,808	—	3,808	EA, AU & PMI DF	3,105	13.5%	22.6%	22.6%
75		—	75	—	75	Americas	99	(23.6)%	(24.0)%	(24.0)%
2,065		—	2,065	1,735	329	Swedish Match	246	+100%	+100%	33.9%
$ 12,534		$ (395)	$ 12,930	$ 1,735	$ 11,194	Total Smoke-free excl. W&H	$ 9,919	26.4%	30.3%	12.9%

2023						Wellness and Healthcare	2022	% Change
$ 306		$ 3	$303	$—	$ 303	Wellness and Healthcare	$ 271	12.9%	11.8%	11.8%

2023						Smoke-free incl. W&H	2022	% Change
$ 12,840		$ (392)	$ 13,233	$ 1,735	$ 11,497	Smoke-free incl. W&H	$ 10,190	26.0%	29.9%	12.8%

2023						PMI	2022	% Change
$ 13,598		$ 249	$ 13,349	$ —	$ 13,349	Europe	$ 12,869	5.7%	3.7%	3.7%
10,629	(1)	(1,060)	11,689	—	11,689	SSEA, CIS & MEA	10,467	1.5%	11.7%	11.7%
6,201		(400)	6,601	—	6,601	EA, AU & PMI DF	5,936	4.5%	11.2%	11.2%
1,944		96	1,848	—	1,848	Americas	1,903	2.2%	(2.9)%	(2.9)%
2,496		—	2,496	2,113	383	Swedish Match	316	+100%	+100%	21.2%
306		3	303	—	303	Wellness and Healthcare	271	12.9%	11.8%	11.8%
$ 35,174		$ (1,112)	$ 36,286	$2,113	$ 34,173	Total PMI	$ 31,762	10.7%	14.2%	7.6%

(1) Includes a reduction in net revenues of $80 million related to the termination of distribution arrangement in the Middle East
Note: Sum of product categories or Regions might not foot to Total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million

													Schedule 5

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Net Revenues to Adjusted Net Revenues, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Special Items		Adjusted Net Revenues	Currency	Adjusted Net Revenues excluding Currency	Acqui- sitions	Adjusted Net Revenues excluding Currency & Acqui- sitions		Net Revenues	Special Items	Adjusted Net Revenues	Total	Excluding Currency	Excluding Currency & Acqui- sitions

2023								Quarters Ended December 31,	2022			% Change
$ 3,614	$ —		$ 3,614	$ 255	$ 3,359	$ —	$ 3,359	Europe	$ 3,064	$ —	$ 3,064	18.0%	9.6%	9.6%
2,707	—		2,707	(327)	3,034	—	3,034	SSEA, CIS & MEA	2,686	—	2,686	0.8%	13.0%	13.0%
1,430	—		1,430	(46)	1,476	—	1,476	EA, AU & PMI DF	1,478	—	1,478	(3.2)%	(0.1)%	(0.1)%
545	—		545	35	510	—	510	Americas	536	—	536	1.7%	(4.9)%	(4.9)%
682	—		682	—	682	299	383	Swedish Match	316	—	316	+100%	+100%	21.2%
69	—		69	5	64	—	64	Wellness and Healthcare	72	—	72	(4.2)%	(11.1)%	(11.1)%
$ 9,047	$ —		$ 9,047	$ (78)	$ 9,125	$ 299	$ 8,826	Total PMI	$ 8,152	$ —	$ 8,152	11.0%	11.9%	8.3%

2023								Years Ended December 31,	2022			% Change
$ 13,598	$ —		$ 13,598	$ 249	$ 13,349	$ —	$ 13,349	Europe	$ 12,869	$ —	$ 12,869	5.7%	3.7%	3.7%
10,629	(80)	(1)	10,709	(1,060)	11,769	—	11,769	SSEA, CIS & MEA	10,467	—	10,467	2.3%	12.4%	12.4%
6,201	—		6,201	(400)	6,601	—	6,601	EA, AU & PMI DF	5,936	—	5,936	4.5%	11.2%	11.2%
1,944	—		1,944	96	1,848	—	1,848	Americas	1,903	—	1,903	2.2%	(2.9)%	(2.9)%
2,496	—		2,496	—	2,496	2,113	383	Swedish Match	316	—	316	+100%	+100%	21.2%
306	—		306	3	303	—	303	Wellness and Healthcare	271	—	271	12.9%	11.8%	11.8%
$ 35,174	$ (80)		$ 35,254	$ (1,112)	$ 36,366	$ 2,113	$ 34,253	Total PMI	$ 31,762	$ —	$ 31,762	11.0%	14.5%	7.8%
(1) Reflects a reduction in net revenues of $80 million related to the termination of distribution arrangement in the Middle East

												Schedule 6
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Gross Profit by Product Category to Adjusted Gross Profit, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Gross Profit	Special Items (1)	Adjusted Gross Profit	Currency	Adjusted Gross Profit excluding Currency	Acqui- sitions	Adjusted Gross Profit excl. Currency & Acquisitions	Quarters Ended December 31,	Gross Profit	Special Items (1)	Adjusted Gross Profit	Total	Excluding Currency	Excluding Currency & Acquisitions

2023								2022			% Change
$ 5,585	$ (18)	$ 5,603	$ (117)	$ 5,720	$ 210	$ 5,510	Total PMI	$ 4,941	$ (157)	$ 5,098	9.9%	12.2%	8.1%

2023								2022			% Change
$ 3,304	$ (3)	$ 3,306	$ (67)	$ 3,373	$ 24	$ 3,349	Total Combustible Tobacco	$ 3,323	$ (34)	$ 3,357	(1.5)%	0.5%	(0.2)%

2023								2022			% Change
$ 2,281	$ (15)	$ 2,297	$ (50)	$ 2,347	$ 186	$ 2,161	Total Smoke-free incl. W&H	$ 1,618	$ (123)	$ 1,741	32.0%	34.8%	24.1%

(1) 2023 fourth-quarter includes amortization of intangibles ($15 million in Smoke-free incl. W&H) and charges related to the war in Ukraine ($4 million in Combustible Tobacco)

2022 fourth-quarter includes Swedish Match AB acquisition accounting related items ($125 million of which $18 million in Combustible Tobacco and $107 million in Smoke-free incl. W&H), amortization of intangibles ($17 million in Smoke-free incl. W&H) and charges related to the war in Ukraine ($16 in Combustible Tobacco)
Note: Sum of product categories and special items might not foot due to roundings.

												Schedule 7
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Gross Profit by Product Category to Adjusted Gross Profit, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Gross Profit	Special Items (1)	Adjusted Gross Profit	Currency	Adjusted Gross Profit excluding Currency	Acqui- sitions	Adjusted Gross Profit excl. Currency & Acquisitions	Years Ended December 31,	Gross Profit	Special Items (1)	Adjusted Gross Profit	Total	Excluding Currency	Excluding Currency & Acquisitions

2023								2022			% Change
$ 22,281	$ (170)	$ 22,451	$ (945)	$ 23,396	$ 1,442	$ 21,954	Total PMI	$ 20,360	$ (356)	$ 20,716	8.4%	12.9%	6.0%

2023								2022			% Change
$ 14,085	$ (124)	$ 14,208	$ (571)	$ 14,780	$ 200	$ 14,580	Total Combustible Tobacco	$ 14,475	$ (57)	$ 14,532	(2.2)%	1.7%	0.3%

2023								2022			% Change
$ 8,196	$ (46)	$ 8,243	$ (374)	$ 8,616	$ 1,242	$ 7,374	Total Smoke-free incl. W&H	$ 5,885	$ (299)	$ 6,184	33.3%	39.3%	19.2%

(1) 2023 full-year includes termination of distribution arrangement in the Middle East ($80 million in Combustible Tobacco), amortization of intangibles ($58 million of which $12 million in Combustible Tobacco and $46 million in Smoke-free incl. W&H), Swedish Match AB acquisition accounting related items ($18 million in Combustible Tobacco) and charges related to the war in Ukraine ($15 million in Combustible Tobacco)

2022 full-year includes Swedish Match AB acquisition accounting related items ($125 million of which $18 million in Combustible Tobacco and $107 million in Smoke-free incl. W&H), impairment of goodwill and other intangibles ($112 million in Smoke-free incl. W&H), charges related to the war in Ukraine ($61 million of which $39 million in Combustible Tobacco and $22 million in Smoke-free incl. W&H) and amortization of intangibles ($58 million in Smoke-free incl. W&H)
Note: Sum of product categories and special items might not foot due to roundings.

								Schedule 8

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments of Operating Income for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Currency	Operating Income excluding Currency	Acqui-sitions	Operating Income excluding Currency & Acquisitions		Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2023					Quarters Ended December 31,	2022	% Change
$ 1,566	$ 122	$ 1,444	$ —	$ 1,444	Europe	$ 1,355	15.6%	6.6%	6.6%
676	(205)	881	—	881	SSEA, CIS & MEA	855	(20.9)%	3.0%	3.0%
561	(82)	643	—	643	EA, AU & PMI DF	678	(17.3)%	(5.2)%	(5.2)%
(79)	(123)	44	—	44	Americas	100	-(100)%	(56.0)%	(56.0)%
227	(8)	235	97	138	Swedish Match	(22)	+100%	+100%	+100%
(62)	(5)	(57)	—	(57)	Wellness and Healthcare	(42)	(47.6)%	(35.7)%	(35.7)%
$ 2,889	$ (301)	$ 3,190	$ 97	$ 3,093	Total PMI	$ 2,924	(1.2)%	9.1%	5.8%

2023					Years Ended December 31,	2022	% Change
$ 6,012	$ 186	$ 5,826	$ —	$ 5,826	Europe	$ 5,802	3.6%	0.4%	0.4%
3,047	(653)	3,700	—	3,700	SSEA, CIS & MEA	3,864	(21.1)%	(4.2)%	(4.2)%
2,481	(395)	2,876	—	2,876	EA, AU & PMI DF	2,424	2.4%	18.6%	18.6%
62	(197)	259	—	259	Americas	436	(85.8)%	(40.6)%	(40.6)%
824	(8)	832	694	138	Swedish Match	(22)	+100%	+100%	+100%
(870)	(6)	(864)	—	(864)	Wellness and Healthcare	(258)	-(100)%	-(100)%	-(100)%
$ 11,556	$ (1,073)	$ 12,629	$ 694	$ 11,935	Total PMI	$ 12,246	(5.6)%	3.1%	(2.5)%

												Schedule 9

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Special Items (1)	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acqui- sitions	Adjusted Operating Income excluding Currency & Acqui- sitions		Operating Income	Special Items (1)	Adjusted Operating Income	Total	Excluding Currency	Excluding Currency & Acqui- sitions

2023							Quarters Ended December 31,	2022			% Change
$ 1,566	$ (44)	$ 1,610	$ 122	$ 1,488	$ —	$ 1,488	Europe	$ 1,355	$ 38	$ 1,317	22.2%	13.0%	13.0%
676	(5)	681	(205)	886	—	886	SSEA, CIS & MEA	855	38	817	(16.6)%	8.4%	8.4%
561	—	561	(82)	643	—	643	EA, AU & PMI DF	678	31	647	(13.3)%	(0.6)%	(0.6)%
(79)	(1)	(78)	(123)	45	—	45	Americas	100	5	95	-(100)%	(52.6)%	(52.6)%
227	(98)	325	(8)	333	138	195	Swedish Match	(22)	(151)	129	+100%	+100%	51.2%
(62)	(15)	(47)	(5)	(42)	—	(42)	Wellness and Healthcare	(42)	(13)	(29)	(62.1)%	(44.8)%	(44.8)%
$ 2,889	$ (163)	$ 3,052	$ (301)	$ 3,353	$ 138	$ 3,215	Total PMI	$ 2,924	$ (52)	$ 2,976	2.6%	12.7%	8.0%

2023							Years Ended December 31,	2022			% Change
$ 6,012	$ (202)	$ 6,214	$ 186	$ 6,028	$ —	$ 6,028	Europe	$ 5,802	$ (242)	$ 6,044	2.8%	(0.3)%	(0.3)%
3,047	(178)	3,225	(653)	3,878	—	3,878	SSEA, CIS & MEA	3,864	(56)	3,920	(17.7)%	(1.1)%	(1.1)%
2,481	(254)	2,735	(395)	3,130	—	3,130	EA, AU & PMI DF	2,424	(28)	2,452	11.5%	27.7%	27.7%
62	(19)	81	(197)	278	—	278	Americas	436	(14)	450	(82.0)%	(38.2)%	(38.2)%
824	(390)	1,214	(8)	1,222	1,027	195	Swedish Match	(22)	(151)	129	+100%	+100%	51.2%
(870)	(738)	(132)	(6)	(126)	—	(126)	Wellness and Healthcare	(258)	(171)	(87)	(51.7)%	(44.8)%	(44.8)%
$ 11,556	$ (1,781)	$ 13,337	$ (1,073)	$ 14,410	$ 1,027	$ 13,383	Total PMI	$ 12,246	$ (662)	$ 12,908	3.3%	11.6%	3.7%

(1) See Schedule 10 and 11 for Special Items details

									Schedule 10 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Quarters Ended December 31,		Change Fav./(Unfav.)		Variance Fav./(Unfav.)
PMI	2023	2022	Total	Excl. Curr. & Acquisitions	Total	Currency	Acquisitions	Price	Vol/Mix	Cost/Other
Reported Operating Income	$ 2,889	$ 2,924	(1.2)%	5.8%	$ (35)	$ (301)	$ 97	$ 631	$ (53)	$ (409)
Amortization of intangibles	(129)	(58)	-(100)%	(51.7)%	(71)	—	(41)	—	—	(30)
Charges related to the war in Ukraine	(34)	(23)	(47.8)%	(47.8)%	(11)	—	—	—	—	(11)
Costs associated with Swedish Match AB offer	—	154	-(100)%	-(100)%	(154)	—	—	—	—	(154)
Swedish Match AB acquisition accounting related items	—	(125)	+100%	+100%	125	—	—	—	—	125
Adjusted Operating Income	$ 3,052	$ 2,976	2.6%	8.0%	$ 76	$ (301)	$ 138	$ 631	$ (53)	$ (339)

Europe
Reported Operating Income	$ 1,566	$ 1,355	15.6%	6.6%	$ 211	$ 122	$ —	$ 187	$ 146	$ (244)
Amortization of intangibles	(10)	(10)	—%	—%	—	—	—	—	—	—
Charges related to the war in Ukraine	(34)	(23)	(47.8)%	(47.8)%	(11)	—	—	—	—	(11)
Costs associated with Swedish Match AB offer	—	71	-(100)%	-(100)%	(71)	—	—	—	—	(71)
Adjusted Operating Income	$ 1,610	$ 1,317	22.2%	13.0%	$ 293	$ 122	$ —	$ 187	$ 146	$ (162)

SSEA, CIS & MEA
Reported Operating Income	$ 676	$ 855	(20.9)%	3.0%	$ (179)	$ (205)	$ —	$ 257	$ (49)	$ (182)
Amortization of intangibles	(5)	(5)	—%	—%	—	—	—	—	—	—
Costs associated with Swedish Match AB offer	—	43	-(100)%	-(100)%	(43)	—	—	—	—	(43)
Adjusted Operating Income	$ 681	$ 817	(16.6)%	8.4%	$ (136)	$ (205)	$ —	$ 257	$ (49)	$ (139)

									Schedule 10 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Quarters Ended December 31,		Change Fav./(Unfav.)		Variance Fav./(Unfav.)
EA, AU & PMI DF	2023	2022	Total	Excl. Curr. & Acquisitions	Total	Currency	Acqui-sitions	Price	Vol/Mix	Cost/Other
Reported Operating Income	$ 561	$ 678	(17.3)%	(5.2)%	$ (117)	$ (82)	$ —	$ 133	$ (133)	$ (35)
Amortization of intangibles	—	(1)	+100%	+100%	1	—	—	—	—	1
Costs associated with Swedish Match AB offer	—	32	-(100)%	-(100)%	(32)	—	—	—	—	(32)
Adjusted Operating Income	$ 561	$ 647	(13.3)%	(0.6)%	$ (86)	$ (82)	$ —	$ 133	$ (133)	$ (4)

Americas
Reported Operating Income	$ (79)	$ 100	-(100)%	(56.0)%	$ (179)	$ (123)	$ —	$ 34	$ (55)	$ (35)
Amortization of intangibles	(1)	(3)	66.7%	66.7%	2	—	—	—	—	2
Costs associated with Swedish Match AB offer	—	8	-(100)%	-(100)%	(8)	—	—	—	—	(8)
Adjusted Operating Income	$ (78)	$ 95	-(100)%	(52.6)%	$ (173)	$ (123)	$ —	$ 34	$ (55)	$ (29)

Swedish Match
Reported Operating Income	$ 227	$ (22)	+100%	+100%	$ 249	$ (8)	$ 97	$ 25	$ 38	$ 97
Amortization of intangibles	(98)	(26)	-(100)%	-(100)%	(72)	—	(41)	—	—	(31)
Swedish Match AB acquisition accounting related items	—	(125)	+100%	+100%	125	—	—	—	—	125
Adjusted Operating Income	$ 325	$ 129	+100%	51.2%	$ 196	$ (8)	$ 138	$ 25	$ 38	$ 3

Wellness & Healthcare
Reported Operating Income / (Loss)	$ (62)	$ (42)	(47.6)%	(35.7)%	$ (20)	$ (5)	$ —	$ (5)	$ —	$ (10)
Amortization of intangibles	(15)	(13)	(15.4)%	(15.4)%	(2)	—	—	—	—	(2)
Adjusted Operating Income / (Loss)	$ (47)	$ (29)	(62.1)%	(44.8)%	$ (18)	$ (5)	$ —	$ (5)	$ —	$ (8)

									Schedule 11 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Years Ended December 31,		Change Fav./(Unfav.)		Variance Fav./(Unfav.)
PMI	2023	2022	Total	Excl. Curr. & Acquisitions	Total	Currency	Acquisitions	Price	Vol/Mix	Cost/Other
Reported Operating Income	$ 11,556	$ 12,246	(5.6)%	(2.5)%	$ (690)	$ (1,073)	$ 694	$ 1,940	$ (91)	$ (2,160)
Asset Impairment & Exit Costs	(109)	—	—%	—%	(109)	—	—	—	—	(109)
Termination of distribution arrangement in the Middle East	(80)	—	—%	—%	(80)	—	—	—	—	(80)
Impairment of goodwill and other intangibles	(680)	(112)	-(100)%	-(100)%	(568)	—	—	—	—	(568)
Amortization of intangibles	(497)	(159)	-(100)%	(14.5)%	(338)	—	(315)	—	—	(23)
Charges related to the war in Ukraine	(53)	(151)	64.9%	64.9%	98	—	—	—	—	98
Costs associated with Swedish Match AB offer	—	(115)	+100%	+100%	115	—	—	—	—	115
Swedish Match AB acquisition accounting related items	(18)	(125)	85.6%	+100%	107	—	(18)	—	—	125
South Korea Indirect Tax Charge	(204)	—	—%	—%	(204)	—	—	—	—	(204)
Termination of agreement with Foundation for a Smoke-Free World	(140)	—	—%	—%	(140)	—	—	—	—	(140)
Adjusted Operating Income	$ 13,337	$ 12,908	3.3%	3.7%	$ 429	$ (1,073)	$ 1,027	$ 1,940	$ (91)	$ (1,374)

Europe
Reported Operating Income	$ 6,012	$ 5,802	3.6%	0.4%	$ 210	$ 186	$ —	$ 540	$ (79)	$ (437)
Asset Impairment & Exit Costs	(49)	—	—%	—%	(49)	—	—	—	—	(49)
Amortization of intangibles	(38)	(38)	—%	—%	—	—	—	—	—	—
Charges related to the war in Ukraine	(53)	(151)	64.9%	64.9%	98	—	—	—	—	98
Costs associated with Swedish Match AB offer	—	(53)	+100%	+100%	53	—	—	—	—	53
Termination of agreement with Foundation for a Smoke-Free World	(62)	—	—%	—%	(62)	—	—	—	—	(62)
Adjusted Operating Income	$ 6,214	$ 6,044	2.8%	(0.3)%	$ 170	$ 186	$ —	$ 540	$ (79)	$ (477)

SSEA, CIS & MEA
Reported Operating Income	$ 3,047	$ 3,864	(21.1)%	(4.2)%	$ (817)	$ (653)	$ —	$ 1,008	$ (237)	$ (935)
Asset Impairment & Exit Costs	(34)	—	—%	—%	(34)	—	—	—	—	(34)
Termination of distribution arrangement in the Middle East	(80)	—	—%	—%	(80)	—	—	—	—	(80)
Amortization of intangibles	(20)	(23)	13.0%	13.0%	3	—	—	—	—	3
Costs associated with Swedish Match AB offer	—	(33)	+100%	+100%	33	—	—	—	—	33
Termination of agreement with Foundation for a Smoke-Free World	(44)	—	—%	—%	(44)	—	—	—	—	(44)
Adjusted Operating Income	$ 3,225	$ 3,920	(17.7)%	(1.1)%	$ (695)	$ (653)	$ —	$ 1,008	$ (237)	$ (813)

									Schedule 11 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Years Ended December 31,		Change Fav./(Unfav.)		Variance Fav./(Unfav.)
EA, AU & PMI DF	2023	2022	Total	Excl. Curr. & Acquisitions	Total	Currency	Acquisitions	Price	Vol/Mix	Cost/Other
Reported Operating Income	$ 2,481	$ 2,424	2.4%	18.6%	$ 57	$ (395)	$ —	$ 206	$ 326	$ (80)
Asset Impairment & Exit Costs	(21)	—	—%	—%	(21)	—	—	—	—	(21)
Amortization of intangibles	(2)	(4)	50.0%	50.0%	2	—	—	—	—	2
Costs associated with Swedish Match AB offer	—	(24)	+100%	+100%	24	—	—	—	—	24
South Korea Indirect Tax Charge	(204)	—	—%	—%	(204)	—	—	—	—	(204)
Termination of agreement with Foundation for a Smoke-Free World	(27)	—	—%	—%	(27)	—	—	—	—	(27)
Adjusted Operating Income	$ 2,735	$ 2,452	11.5%	27.7%	$ 283	$ (395)	$ —	$ 206	$ 326	$ 146

Americas
Reported Operating Income	$ 62	$ 436	(85.8)%	(40.6)%	$ (374)	$ (197)	$ —	$ 128	$ (139)	$ (166)
Asset Impairment & Exit Costs	(5)	—	—%	—%	(5)	—	—	—	—	(5)
Amortization of intangibles	(7)	(9)	22.2%	22.2%	2	—	—	—	—	2
Costs associated with Swedish Match AB offer	—	(5)	+100%	+100%	5	—	—	—	—	5
Termination of agreement with Foundation for a Smoke-Free World	(7)	—	—%	—%	(7)	—	—	—	—	(7)
Adjusted Operating Income	$ 81	$ 450	(82.0)%	(38.2)%	$ (369)	$ (197)	$ —	$ 128	$ (139)	$ (161)

Swedish Match
Reported Operating Income	$ 824	$ (22)	+100%	+100%	$ 846	$ (8)	$ 694	$ 25	$ 38	$ 97
Amortization of intangibles	(372)	(26)	-(100)%	-(100)%	(346)	—	(315)	—	—	(31)
Swedish Match AB acquisition accounting related items	(18)	(125)	85.6%	+100%	107	—	(18)	—	—	125
Adjusted Operating Income	$ 1,214	$ 129	+100%	51.2%	$ 1,085	$ (8)	$ 1,027	$ 25	$ 38	$ 3

Wellness & Healthcare
Reported Operating Income / (Loss)	$ (870)	$ (258)	-(100)%	-(100)%	$ (612)	$ (6)	$ —	$ 33	$ —	$ (639)
Amortization of intangibles	(58)	(59)	1.7%	1.7%	1	—	—	—	—	1
Impairment of goodwill and other intangibles	(680)	(112)	-(100)%	-(100)%	(568)	—	—	—	—	(568)
Adjusted Operating Income / (Loss)	$ (132)	$ (87)	(51.7)%	(44.8)%	$ (45)	$ (6)	$ —	$ 33	$ —	$ (72)

														Schedule 12

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Adjusted Operating Income (1)	Adjusted Net Revenues (2)	Adjusted Operating Income Margin	Adjusted Operating Income excluding Currency (1)	Adjusted Net Revenues excluding Currency (2)	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income excluding Currency & Acqui- sitions (1)	Adjusted Net Revenues excluding Currency & Acqui- sitions (2)	Adjusted Operating Income Margin excluding Currency & Acqui- sitions		Adjusted Operating Income (1)	Adjusted Net Revenues (2)	Adjusted Operating Income Margin	Adjusted Operating Income Margin	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income Margin excluding Currency & Acqui- sitions

2023									Quarters Ended December 31,	2022			% Points Change
$ 1,610	$ 3,614	44.5%	$ 1,488	$ 3,359	44.3%	$ 1,488	$ 3,359	44.3%	Europe	$ 1,317	$ 3,064	43.0%	1.5	1.3	1.3
681	2,707	25.2%	886	3,034	29.2%	886	3,034	29.2%	SSEA, CIS & MEA	817	2,686	30.4%	(5.2)	(1.2)	(1.2)
561	1,430	39.2%	643	1,476	43.6%	643	1,476	43.6%	EA, AU & PMI DF	647	1,478	43.8%	(4.6)	(0.2)	(0.2)
(78)	545	(14.3)%	45	510	8.8%	45	510	8.8%	Americas	95	536	17.7%	(32.0)	(8.9)	(8.9)
325	682	47.7%	333	682	48.8%	195	383	50.9%	Swedish Match	129	316	40.8%	6.9	8.0	10.1
(47)	69	(68.1)%	(42)	64	(65.6)%	(42)	64	(65.6)%	Wellness and Healthcare	(29)	72	(40.3)%	(27.8)	(25.3)	(25.3)
$ 3,052	$ 9,047	33.7%	$ 3,353	$ 9,125	36.7%	$ 3,215	$ 8,826	36.4%	Total PMI	$ 2,976	$ 8,152	36.5%	(2.8)	0.2	(0.1)

2023									Years Ended December 31,	2022			% Points Change
$ 6,214	$ 13,598	45.7%	$ 6,028	$ 13,349	45.2%	$ 6,028	$ 13,349	45.2%	Europe	$ 6,044	$ 12,869	47.0%	(1.3)	(1.8)	(1.8)
3,225	10,709	30.1%	3,878	11,769	33.0%	3,878	11,769	33.0%	SSEA, CIS & MEA	3,920	10,467	37.5%	(7.4)	(4.5)	(4.5)
2,735	6,201	44.1%	3,130	6,601	47.4%	3,130	6,601	47.4%	EA, AU & PMI DF	2,452	5,936	41.3%	2.8	6.1	6.1
81	1,944	4.2%	278	1,848	15.0%	278	1,848	15.0%	Americas	450	1,903	23.6%	(19.4)	(8.6)	(8.6)
1,214	2,496	48.6%	1,222	2,496	49.0%	195	383	50.9%	Swedish Match	129	316	40.8%	7.8	8.2	10.1
(132)	306	(43.1)%	(126)	303	(41.6)%	(126)	303	(41.6)%	Wellness and Healthcare	(87)	271	(32.1)%	(11.0)	(9.5)	(9.5)
$ 13,337	$ 35,254	37.8%	$ 14,410	$ 36,366	39.6%	$ 13,383	$ 34,253	39.1%	Total PMI	$ 12,908	$ 31,762	40.6%	(2.8)	(1.0)	(1.5)

(1) For the calculation of Adjusted Operating Income and Adjusted Operating Income excluding currency and acquisitions refer to Schedule 10 and 11
(2) For the calculation of Adjusted Net Revenues excluding currency and acquisitions refer to Schedule 5

						Schedule 13
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Condensed Statements of Earnings
($ in millions, except per share data) / (Unaudited)

Quarters Ended December 31,				Years Ended December 31,
2023	2022	Change Fav./(Unfav.)		2023	2022	Change Fav./(Unfav.)
9,047	8,152	11.0%	Net Revenues	35,174	31,762	10.7%
3,462	3,211	(7.8)%	Cost of sales	12,893	11,402	(13.1)%
5,585	4,941	13.0%	Gross profit	22,281	20,360	9.4%
2,696	2,017	(33.7)%	Marketing, administration and research costs	10,060	8,114	(24.0)%
—	—	—	Impairment of goodwill	665	—	—
2,889	2,924	(1.2)%	Operating Income	11,556	12,246	(5.6)%
273	170	(60.6)%	Interest expense, net	1,061	588	(80.4)%
9	8	(12.5)%	Pension and other employee benefit costs	45	24	(87.5)%
2,607	2,746	(5.1)%	Earnings before income taxes	10,450	11,634	(10.2)%
320	409	21.8%	Provision for income taxes	2,339	2,244	(4.2)%
(26)	(157)	(83.4)%	Equity investments and securities (income)/loss, net	(157)	(137)	14.6%
2,313	2,494	(7.3)%	Net Earnings	8,268	9,527	(13.2)%
117	97	(20.6)%	Net Earnings attributable to noncontrolling interests	455	479	5.0%
$ 2,196	$ 2,397	(8.4)%	Net Earnings attributable to PMI	$ 7,813	$ 9,048	(13.6)%
			Per share data: (1)
$ 1.41	$ 1.54	(8.4)%	Basic Earnings Per Share	$ 5.02	$ 5.82	(13.7)%
$ 1.41	$ 1.54	(8.4)%	Diluted Earnings Per Share	$ 5.02	$ 5.81	(13.6)%

(1) Net Earnings and weighted-average shares used in the basic and diluted Earnings Per Share computations for the quarters and for the years ended December 31, 2023 and 2022 are shown on Schedule 1, Footnote 1

		Schedule 14
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Condensed Balance Sheets
($ in millions) / (Unaudited)

	December 31,	December 31,
	2023	2022
Assets
Cash and cash equivalents	$3,060	$3,207
All other current assets	16,695	16,412
Property, plant and equipment, net	7,516	6,710
Goodwill	16,779	19,655
Other intangible assets, net	9,864	6,732
Equity investments	4,929	4,431
Other assets	6,461	4,534
Total assets	$65,304	$61,681

Liabilities and Stockholders' (Deficit) Equity
Short-term borrowings	$1,968	$5,637
Current portion of long-term debt	4,698	2,611
All other current liabilities	19,717	19,088
Long-term debt	41,243	34,875
Deferred income taxes	2,335	1,956
Other long-term liabilities	4,789	3,825
Total liabilities	74,750	67,992

Total PMI stockholders' deficit	(11,225)	(8,957)
Noncontrolling interests	1,779	2,646
Total stockholders' (deficit) equity	(9,446)	(6,311)
Total liabilities and stockholders' (deficit) equity	$65,304	$61,681

		Schedule 15
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Calculation of Total Debt to Adjusted EBITDA and Net Debt to Adjusted EBITDA Ratios
($ in millions, except ratios) / (Unaudited)

	Year Ended December 31, 2023	Year Ended December 31, 2022

Net Earnings	$8,268	$9,527
Equity investments and securities (income)/loss, net	(157)	(137)
Provision for income taxes	2,339	2,244
Interest expense, net	1,061	588
Depreciation, amortization and impairment of goodwill and other intangibles	2,078	1,189
Asset impairment and exit costs and Others (1)	604	391
Adjusted EBITDA	$ 14,193	$13,802

	December 31,	December 31,
	2023	2022
Short-term borrowings	$1,968	$5,637
Current portion of long-term debt	4,698	2,611
Long-term debt	41,243	34,875
Total Debt	$47,909	$43,123
Cash and cash equivalents	3,060	3,207
Net Debt	$44,849	$39,916

Ratios:
Total Debt to Adjusted EBITDA	3.38	3.12
Net Debt to Adjusted EBITDA	3.16	2.89

(1) For year ended December 31, 2023 "Others" includes South Korea indirect tax charge $204 million, $140 million related to Termination of agreement with Foundation for a Smoke-Free World, a reduction in revenues of $80 million related to the termination of distribution arrangement in the Middle East, $53 million of charges related to the war in Ukraine and $18 million of Swedish Match AB acquisition accounting related items.
For year ended December 31, 2022 "Others" includes $151 million of charges related to the war in Ukraine, $115 million of costs associated with Swedish Match AB offer and $125 million for Swedish Match AB acquisition accounting related item.

						Schedule 16
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Cash Flow to Operating Cash Flow, excluding Currency
($ in millions) / (Unaudited)

Quarters Ended December 31,				Years Ended December 31,
2023	2022	% Change		2023	2022	% Change
$ 3,302	$ 3,093	6.8%	Net cash provided by operating activities (1)	$ 9,204	$ 10,803	(14.8)%
(645)			Less: Currency	(1,297)
$ 3,947	$ 3,093	27.6%	Net cash provided by operating activities, excluding currency	$ 10,501	$ 10,803	(2.8)%

(1) Operating cash flow

											Schedule 17
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Restatement and Reconciliation of Adjusted Net Revenues – PMI and Swedish Match Combined
($ in millions) / (Unaudited)
Quarters Ended December 31,							Years Ended December 31,
2023	2022	Total	Var.	Currency	Var. excl. currency		2023	2022	Total	Var.	Currency	Var. excl. currency
						Total PMI
$ 9,047	$ 8,152	$ 895	11.0%	$ (78)	11.9%	Net Revenues	$ 35,174	$ 31,762	$ 3,412	10.7%	$ (1,112)	14.2%
—	—	—	—	—	—	Adjustments (1)	(80)	—	(80)	—	—	—
$ 9,047	$ 8,152	$ 895	11.0%	$ (78)	11.9%	Adjusted Net Revenues	$ 35,254	$ 31,762	$ 3,492	11.0%	$ (1,112)	14.5%

						Swedish Match
$ 682	$ 316	$ 366	+100%	$ —	+100%	Net Revenues	$ 2,496	$ 316	$ 2,180	+100%	$ —	+100%

						Total PMI excl. Swedish Match
$ 8,365	$ 7,836	$ 529	6.8%	$ (78)	7.7%	Adjusted Net Revenues	$ 32,758	$ 31,446	$ 1,312	4.2%	$ (1,112)	7.7%

						Pro Forma Swedish Match Financial Information

$ 682	$ 589	$ 93	15.7%	$ (59)	25.7%	Net Revenues	$ 2,496	$ 2,133	$ 363	17.0%	$ (65)	20.1%

$ 9,047	$ 8,425	$ 622	7.4%	$ (137)	9.0%	Combined Net Revenues	$ 35,254	$ 33,579	$ 1,675	5.0%	$ (1,177)	8.5%
(1) Reflects a reduction in net revenues related to the termination of distribution arrangement in the Middle East
The unaudited pro forma combined financial information was prepared using the acquisition method of accounting and was based on the historical financial information of PMI and Swedish Match as disclosed in Form 10-Q for the 9 months ended September 30, 2023, Item 1, Note 2 Acquisitions

The unaudited quarterly pro forma 2022 Swedish Match net revenues are prepared on the same basis as the pro forma Swedish Match financial information for the year ended December 31, 2022 as disclosed in Form 10-Q for the 9 months ended September 30, 2023, Item 1, Note 2 Acquisitions, utilizing the full year average exchange rates. The currency variance includes adjustments to the 2022 quarterly average exchange rates

The unaudited pro forma financial information is not necessarily indicative of what the consolidated results of operations would have been had the acquisition been completed on January 1, 2021. In addition, the unaudited pro forma financial information is not a projection of future results of operations of the combined company, nor does it reflect the expected realization of any synergies or cost savings associated with the acquisition

Note: Totals may not foot due to roundings